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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                               -----------------

                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 13, 2002



                       RYDER VEHICLE LEASE TRUST 2001-A
            (Exact name of registrant as specified in its charter)


        Delaware                    333-52660                  65-6359417
-------------------------------   --------------         ----------------------
(State or other jurisdiction of    (Commission               (IRS Employer
 incorporation or organization)    File Number)            Identification No.)

3600 NW 82nd Avenue, Miami, Florida                               33166
(Address of principal executive offices)                       (Zip Code)


                                (305) 500-3726
             (Registrant's telephone number, including area code)



            This report consists of 9 consecutively numbered pages.

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ITEM 5. OTHER EVENTS

        The Quarterly Report to Investors (Payment Date Certificate) for the quarter ended October 31, 2002 was delivered to the trustee of the Ryder Vehicle Lease Trust 2001-A Nov 13, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

           (c)    Exhibits:

           99.1 Quarterly Report to Investors (Payment Date Certificate) for the quarter ended October 31, 2002.

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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   RYDER VEHICLE LEASE TRUST 2001-A
                                   (Registrant)

Date:  November 26, 2002           By:      /s/ W. DANIEL SUSIK
                                       ----------------------------------
                                        Senior Vice President & Treasurer
                                        Ryder Truck Rental, Inc.

                                        (Duly Authorized Officer of the
                                        Administrator on behalf of the Trust)

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                               INDEX TO EXHIBITS


 Exhibit
 Number   Description of Exhibit

  99.1 Quarterly Report to Investors (Payment Date Certificate) for the quarter ended October 31, 2002.